INERGY

AMENDMENT TO PHYSICAL SALE AGREEMENT

THIS AMENDMENT ("Amendment") is made and entered into as of the 31st day of October 2007, by and between Florida Public Utilities Company ("Buyer"), and Inergy Propane, LLC, ("Seller")

WHEREAS, Buyer and Seller are parties to that certian Physical Sale Agreement with a term of April 1, 2006 through March 31, 2008

WHEREAS, the parties hereto desire to amend the term of the Physical Sale Agreement by means of this Amendment.

NOW THEREFORE, for an in consideration of the covenants and agreements set forth hereinafter, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties amend the Physical Sale Agreement as follows:

Section 1 of the Physical Sale Agreement is hereby amended in its entirety to read as follows:

1.

 Term: The initial term of this agreement is from April I, 2006 through April 31, 2008

Except as modified herein, all other terms and conditions of the Physical Sale Agreement shall remain in full force and effect In the event the terms and conditions of this Amendment conflict with the terms of Physical Sale Agreement, the terms and conditions of this Amendment shall prevail.

FLORIDA PUBLIC UTILITIES COMPANY

By:

/s/ C. L. Stein

Name: C L Stein

Title: COO & Senior Vice President

INERGY PROPANE, LLC

By:

/s/ Inergy Propane LLC

Name:

Title: